U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

I, James Bailey, certify that:
1.	I have reviewed this report on Form N-SAR of
Excelsior Funds, Inc. (the "Registrant");
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact
or omit to state a material fact necessary to
make the statements made, in light of the
circumstances under which such statements were
made, not misleading with respect to the period
covered by this report;
3.	Based on my knowledge, the financial information
included in this report, and the financial
statements on which the financial information is
based, fairly present in all material respects
the financial condition, results of operations,
changes in net assets, and cash flows (if the
financial statements are required to include a
statement of cash flows) of the Registrant as of,
and for, the periods presented in this report;
4.	The Registrant's other certifying officer and I
are responsible for establishing and maintaining
disclosure controls and procedures (as defined in
Rule 30a-2(c) under the Investment Company Act of
1940) for the Registrant and have:
(a)	designed such disclosure controls and
procedures to ensure that material information
relating to the Registrant, including its
consolidated subsidiaries, is made known to us
by others within those entities, particularly
during the period in which this report is
being prepared;
(b)	evaluated the effectiveness of the
Registrant's disclosure controls and
procedures as of a date within 90 days prior
to the filing date of this report
(the "Evaluation Date"); and
(c)	presented in this report our conclusions
about the effectiveness of the disclosure
controls and procedures based on our
evaluation as of the Evaluation Date.
5.	The Registrant's other certifying officer and I
have disclosed, based on our most recent
evaluation, to the Registrant's auditors and the
audit committee of the Registrant's board of
directors (or persons performing the equivalent
functions):
(a)	all significant deficiencies in the
design or operation of internal controls which
could adversely affect the Registrant's
ability to record, process, summarize, and
report financial data and have identified for
the Registrant's auditors any material
weaknesses in internal controls; and
(b)	any fraud, whether or not material, that
involves management or other employees who have a significant role in the Registrant's internal controls.


6.	The Registrant's other certifying officer and
I have indicated in this report whether or not there
were significant changes in internal controls or in
other factors that could significantly affect
internal controls subsequent to the date of our most
recent evaluation, including any corrective actions
with regard to significant deficiencies and material
weaknesses.
June 5, 2003
/s/James Bailey
James Bailey
Acting President



U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

I, Brian Schmidt certify that:
1.	I have reviewed this report on Form N-SAR of
Excelsior Funds, Inc. (the "Registrant");
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact
or omit to state a material fact necessary to
make the statements made, in light of the
circumstances under which such statements were
made, not misleading with respect to the period
covered by this report;
3.	Based on my knowledge, the financial information
included in this report, and the financial
statements on which the financial information is
based, fairly present in all material respects
the financial condition, results of operations,
changes in net assets, and cash flows (if the
financial statements are required to include a
statement of cash flows) of the Registrant as of,
and for, the periods presented in this report;
4.	The Registrant's other certifying officer and I
are responsible for establishing and maintaining
disclosure controls and procedures (as defined in
Rule 30a-2(c) under the Investment Company Act of
1940) for the Registrant and have:
(a)	designed such disclosure controls and
procedures to ensure that material information
relating to the Registrant, including its
consolidated subsidiaries, is made known to us
by others within those entities, particularly
during the period in which this report is
being prepared;
(b)	evaluated the effectiveness of the
Registrant's disclosure controls and
procedures as of a date within 90 days prior
to the filing date of this report
(the "Evaluation Date"); and
(c)	presented in this report our conclusions
about the effectiveness of the disclosure
controls and procedures based on our
evaluation as of the Evaluation Date.
5.	The Registrant's other certifying officer and I
have disclosed, based on our most recent
evaluation, to the Registrant's auditors and the
audit committee of the Registrant's board of
directors (or persons performing the equivalent
functions):
(a)	all significant deficiencies in the
design or operation of internal controls which
could adversely affect the Registrant's
ability to record, process, summarize, and
report financial data and have identified for
the Registrant's auditors any material
weaknesses in internal controls; and
(b)	any fraud, whether or not material, that
involves management or other employees who have a significant role in the Registrant's internal controls.


6.	The Registrant's other certifying officer and
I have indicated in this report whether or not there
were significant changes in internal controls or in
other factors that could significantly affect
internal controls subsequent to the date of our most
recent evaluation, including any corrective actions
with regard to significant deficiencies and material
weaknesses.
June 5, 2003
/s/Brian Schmidt
Brian Schmidt
Chief Financial Officer




Exhibit to 77Q3(a)(ii)
The Company has established and maintained disclosure controls and procedures which are designed to provide reasonable assurance that material information relating to us is made known to us, particularly during the period in which this report is being prepared. We have established a Disclosure Committee, which is made up of several key management employees of the Company's service providers that report directly to the Chief
Financial Officer and Chief Executive Officer.  The
Disclosure Committee monitors and evaluates these disclosure controls and procedures. The Chief
Financial Officer and Chief Executive Officer have evaluated the effectiveness of our disclosure controls and procedures as of a date within 90 days prior to the filing date of this report. Based on this evaluation, we have concluded that our disclosure controls and procedures were effective in providing reasonable assurance that material information is made known to us during the period covered in this report. However, at the time the evaluation occurred, the Company and the Company's
Investment Adviser, in the ordinary course of reviews of internal controls, identified significant internal control deficiencies, including an internal control deficiency related to the accounting treatment attributable to defaulted bonds in three portfolios in the family of investment companies in which the Company is included, causing an improper classification of the portfolios' distributions as income rather than as return of capital. This improper accounting treatment caused an overstatement of the income and SEC yields for the portfolios. The Company has identified and implemented appropriate enhancements with respect to the significant internal control deficiencies identified, including the internal controls and management's oversight of how these bonds are accounted for. Further, the Company's Investment
Adviser continues to enhance its internal controls to better support the services it provides to the Company. There were no other significant changes in internal controls or other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation.